UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market
11.875% Senior Notes due 2027	HROWM	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on December 15, 2022, Harrow Health, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (collectively the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $35,000,000 aggregate principal amount of 11.875% Senior Notes due 2027 (the “Firm Notes”) plus up to an additional $5,250,000 aggregate principal amount of 11.875% Senior Notes due 2027 pursuant to the option to purchase additional Notes (the “Additional Notes”, and together with the Firm Notes, the “Notes”). The sale of the Firm Notes closed on December 20, 2022.

On January 11, 2023, the Company issued an additional $5,250,000 aggregate principal amount of 11.875% Senior Notes due 2027 upon the exercise in full of the Underwriters’ option to purchase the Additional Notes. As of the closing of the issuance of the Additional Notes, a total of $40,250,000 aggregate principal amount of the Notes have been issued. The net proceeds from the issuance of Notes are expected to be used to fund a portion of the purchase price of a previously announced acquisition.

The newly issued Additional Notes have the identical terms as the Firm Notes and are governed by the indenture dated as of April 20, 2021 as supplemented by the second supplemental indenture dated as of December 20, 2022 (the “Indenture”) with U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee. The Indenture establishes the form, and provides for the issuance, of the Notes. The Indenture and the Notes are more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 20, 2022.

The Notes were offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-265244), which was declared effective by the Commission on June 6, 2022 (the “Registration Statement”). Attached as Exhibit 5 to this report and incorporated herein by reference is a copy of the opinion of Waller Lansden Dortch & Davis, LLP, relating to the validity of the Additional Notes sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

5	Opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: January 12, 2023	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer